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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported):
                                NOVEMBER 14, 2002


                                   MOCON, INC.
             (Exact name of registrant as specified in its charter)



           MINNESOTA                     0-9273                 41-0903312
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
     Incorporation)                                       Identification Number)


         7500 BOONE AVENUE NORTH
         MINNEAPOLIS, MINNESOTA                                      55428
(Address of Principal Executive Offices)                           (Zip Code)


                                 (763) 493-6370
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 7.  EXHIBITS.

Ex. 99.1 Statement by each of Robert L. Demorest, Chief Executive Officer, and Dane D. Anderson, Chief Financial Officer, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE

         On November 14, 2002, MOCON, Inc. filed its quarterly report on Form 10-Q for the quarterly period ended September 30, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, Robert L. Demorest, the President and Chief Executive Officer of MOCON, Inc., and Dane D. Anderson, the Vice President and Chief Financial Officer of MOCON, Inc. submitted written statements to the Securities and Exchange Commission as required by 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         These statements are attached hereto as Exhibit 99.1.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOCON, INC.



                             By:  /s/  Robert L. Demorest
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                                 Robert L. Demorest
                                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Dated:  November 14, 2002



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                                   MOCON, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX

    EXHIBIT NO.                   DESCRIPTION                   METHOD OF FILING
    -----------                   -----------                   ----------------
        99.1       Statement by each of Robert L. Demorest,
                   Chief Executive Officer, and Dane D.
                   Anderson, Chief Financial Officer,
                   pursuant to 18 U.S.C.ss.1350,
                   as adopted pursuant to Section 906
                   of the Sarbanes-Oxley Act of 2002             Filed herewith